                         COLUMBIA FUNDS SERIES TRUST I

                          COLUMBIA SMALL CAP CORE FUND

                                  (THE "FUND")

                SUPPLEMENT TO PROSPECTUSES DATED FEBRUARY 1, 2006

     - The section entitled "THE FUND-PRINCIPAL INVESTMENT STRATEGIES" is hereby amended and restated in its entirety:

The Fund invests mainly in the common stocks of small companies that the Fund's investment advisor believes are undervalued. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. As of November 30, 2006, that index included companies with capitalizations between approximately $200 thousand and $2.985 billion. All market capitalizations are determined at the time of purchase. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

Beginning January 2, 2007, Mr. Alfred F. Alley will be serving as a co-manager of the Fund. Mr. Alley is a member of the Systematic Research Team. The Fund anticipates that the portion of the Fund's assets managed by Mr. Alley will increase over time and eventually represent a substantial minority of the Fund's assets. Mr. Alley will employ a disciplined quantitative approach when evaluating the investment potential of companies suitable for the Fund. The quantitative process evaluates each security in terms of factors believed to drive long-term returns. The factors incorporate financial and other information about a company or security in order to judge its relative investment potential along valuation, catalyst, and quality metrics. Portfolio holdings are evaluated on a on-going basis. Mr. Alley will use the output of the quantitative process and rigorous portfolio construction methodologies to determine final stock selections for the Fund. Mr. Alley may sell securities experiencing a decline in the quantitative ratings or for other reasons.

Messrs. Peter Larson, Richard G. D'Auteuil and Allyn Seymour, current managers of the Fund, will continue to manage the remainder of the Fund's assets: In selecting portfolio securities for the Fund, Messrs. Larson, D'Auteuil and Seymour look at the underlying strength of companies, their products, their competitive positions and the quality of their management. They also perform research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries. A portfolio security may be sold if it is determined that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the issuer.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

     - The section entitled "MANAGING THE FUND- PORTFOLIO MANAGERS" is hereby updated to reflect the addition of Mr. Alfred Alley to the portfolio management team:

MR. ALFRED F. ALLEY, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since January, 2007. Mr. Alley has been associated with Columbia Advisors or its predecessors since June, 2005. Prior to June, 2005, Mr. Alley was a managing partner of Tandem Trading, LLC from October, 2001 to June, 2005.

INT-47/116052-0107                                             December 29, 2006

                         COLUMBIA FUNDS SERIES TRUST I

                          COLUMBIA SMALL CAP CORE FUND

                                SUPPLEMENT TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 2006

1. The following language is added to the chart following the heading "OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS" in the section MANAGEMENT:

                      OTHER SEC-REGISTERED
                          OPEN-END AND         OTHER POOLED INVESTMENT
                        CLOSED-END FUNDS               VEHICLES              OTHER ACCOUNTS
                    ------------------------   -----------------------   ----------------------
                    Number of                  Number of                 Number of
PORTFOLIO MANAGER    accounts      Assets       accounts      Assets      accounts     Assets
-----------------   ---------   ------------   ---------   -----------   ---------   ----------
Alfred F. Alley         1       $100 million       1       $30 million       2       $1 million

2. The following language is added to the chart following the heading "OWNERSHIP OF SECURITIES" in the section MANAGEMENT:

                     DOLLAR RANGE OF EQUITY
                       SECURITIES IN THE
PORTFOLIO MANAGER   FUND BENEFICIALLY OWNED
-----------------   -----------------------
Alfred F. Alley               None

3. The following language is added to the chart following the heading "COMPENSATION" in the section MANAGEMENT:

PORTFOLIO MANAGER   PERFORMANCE BENCHMARK              PEER GROUP
-----------------   ---------------------   --------------------------------
Alfred F. Alley        Russell 2000 TR      Morningstar Small Blend Category

INT-50/115955-0107                                             December 29, 2006